EXHIBIT 99.1

CIRCOR Reports Fourth-Quarter and Year-End 2014 Financial Results

Burlington, MA - February 18, 2015 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the fourth quarter and fiscal year ended December 31, 2014.

Fourth-Quarter 2014 Highlights

•	Revenue increases 6% organically to $218.6 million

•	Adjusted EPS grows 14% to $1.08

•	Completed 2 divestitures

•	Company announces new restructuring actions

•	Company announces new Energy Group President

Full-Year 2014 Highlights

•	Adjusted Operating Margins expand 30 bps

•	Adjusted EPS increases 16% to $3.72

•	Free cash flow of $58 million, or 115% of net income

“CIRCOR concluded 2014 with strong top-line growth and free cash flow generation in the fourth quarter,” said Scott Buckhout, President and Chief Executive Officer. “Revenues for the quarter were up 6% organically from the prior year driven in large part by our North American short-cycle businesses. In addition, we are reporting adjusted EPS of $1.08 for the quarter and $3.72 for the full year. Full year free cash flow was 115% of net income.”

During the quarter, a number of Brazilian engineering and construction customers filed for bankruptcy resulting in a $0.34 per share charge against outstanding receivables and an operating margin reduction of approximately 300 basis points. In addition, EPS reflects a net tax benefit of $0.21 per share primarily due to the utilization of foreign tax credits.

“Looking ahead to 2015, we expect the recent decline in oil prices to put pressure on our top line. As a result, we are implementing a broad-based cost reduction program, including restructuring actions, to mitigate the impact on our earnings and to align our businesses with a lower near-term demand outlook. We expect to take actions generating approximately $8 million of annualized savings. We commenced these actions earlier this quarter and expect to complete them before the end of the second quarter,” added Buckhout.

“Going forward, we will continue to invest in growth, simplify the Company and remain focused on building shareholder value through growth, margin expansion, strong cash flows and disciplined capital deployment,” concluded Buckhout.

First-Quarter 2015 Guidance
For the first quarter of 2015, the Company will provide its guidance during the conference call later today.

Selected Consolidated Results

Segment Results

1. Consolidated and Segment Results includes approximately $6.5 million of Q4 2014 charges associated with certain Brazilian customers for outstanding receivables and excludes special, restructuring charges/(recoveries) and impairments of $12.9 million, $12.0 million, $13.5 million and $15.5 million during Q4 2014, Q4 2013, FY2014 and FY2013 respectively, as well as restructuring inventory charges of $5.1 million and $2.9 million recorded in Q2 and Q3 2014, respectively, and $0.6 million during Q4 2013.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, February 18, 2015, at 10:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per diluted share, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including estimated total annualized pre-tax savings from restructuring actions. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except share data) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Net revenues	$218,558	$214,035	$841,446	$857,808
Cost of revenues	148,093	146,528	584,426	590,207
GROSS PROFIT	70,465	67,507	257,520	267,601
Selling, general and administrative expenses	49,430	43,394	178,800	182,954
Impairment charges	726	6,872	726	6,872
Special charges, net	12,159	5,160	12,737	8,602
OPERATING INCOME	8,150	12,081	64,757	69,173
Other (income) expense:
Interest expense, net	407	792	2,652	3,161
Other (income) expense, net	(722)	167	(1,156)	1,975
TOTAL OTHER (INCOME) EXPENSE	(315)	959	1,496	5,136
INCOME BEFORE INCOME TAXES	8,465	11,122	63,261	64,037
Provision (benefit) for income taxes	(690)	2,297	12,875	16,916
NET INCOME	$9,155	$8,825	$50,386	$47,121
Earnings per common share:
Basic	$0.52	$0.50	$2.85	$2.68
Diluted	$0.51	$0.50	$2.84	$2.67
Weighted average number of common shares outstanding:
Basic	17,678	17,594	17,660	17,564
Diluted	17,782	17,710	17,768	17,629
Dividends paid per common share	$0.0375	$0.0375	$0.1500	$0.1500

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Twelve Months Ended
	December 31, 2014	December 31, 2013
OPERATING ACTIVITIES
Net income	$50,386	$47,121
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,446	16,034
Amortization	3,116	3,039
Provision for bad debt expense	7,817	1,194
Intangible impairment charges	726	6,872
Compensation expense of share-based plans	7,188	5,056
Tax effect of share-based plan compensation	(756)	(732)
Deferred (benefit) income taxes	(2,740)	5,778
Gain on property, plant and equipment	(79)	(322)
Loss on sale of businesses	3,413	—
Gain on return of acquisition purchase price	—	(3,400)
Changes in operating assets and liabilities:
Trade accounts receivable, net	(38,439)	7,009
Inventories, net	(3,952)	(311)
Prepaid expenses and other assets	884	160
Accounts payable, accrued expenses and other liabilities	26,816	(15,292)
Net cash provided by operating activities	70,826	72,206
INVESTING ACTIVITIES
Additions to property, plant and equipment	(12,810)	(17,328)
Proceeds from the sale of property, plant and equipment	791	664
Proceeds from divestitures	10,177	—
Business acquisitions, return of purchase price	—	3,400
Net cash used in investing activities	(1,842)	(13,264)
FINANCING ACTIVITIES
Proceeds from long-term debt	150,062	146,578
Payments of long-term debt	(185,361)	(166,239)
Debt issuance costs	(920)	—
Dividends paid	(2,681)	(2,700)
Proceeds from the exercise of stock options	420	2,394
Tax effect of share-based compensation	756	732
Net cash used in financing activities	(37,724)	(19,235)
Effect of exchange rate changes on cash and cash equivalents	(12,156)	735
INCREASE IN CASH AND CASH EQUIVALENTS	19,106	40,442
Cash and cash equivalents at beginning of year	102,180	61,738
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$121,286	$102,180
Cash paid during the year for:
Income taxes	$16,672	$8,143
Interest	$2,476	$960

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	December 31, 2014	December 31, 2013
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$121,286	$102,180
Short-term investments	86	95
Trade accounts receivable, less allowance for doubtful accounts of $9,536 and $2,449, respectively	156,738	144,742
Inventories, net	183,434	199,404
Prepaid expenses and other current assets	21,626	19,815
Deferred income tax asset	22,861	17,686
Total Current Assets	506,031	483,922
PROPERTY, PLANT AND EQUIPMENT, NET	96,212	107,724
OTHER ASSETS:
Goodwill	72,430	75,876
Intangibles, net	26,887	35,656
Deferred income tax asset	19,048	18,579
Other assets	4,114	4,893
TOTAL ASSETS	$724,722	$726,650
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$87,112	$70,589
Accrued expenses and other current liabilities	63,911	57,507
Accrued compensation and benefits	24,728	31,289
Income taxes payable	1,312	3,965
Notes payable and current portion of long-term debt	8,423	7,203
Total Current Liabilities	185,486	170,553
LONG-TERM DEBT, NET OF CURRENT PORTION	5,261	42,435
DEFERRED INCOME TAXES	7,771	9,666
OTHER NON-CURRENT LIABILITIES	32,111	27,109
SHAREHOLDERS’ EQUITY:
Common stock	177	176
Additional paid-in capital	277,227	269,884
Retained earnings	250,635	202,930
Accumulated other comprehensive (loss) gain, net of taxes	(33,946)	3,897
Total Shareholders’ Equity	494,093	476,887
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$724,722	$726,650

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
ORDERS (1)
Energy	$158.3	$187.4	$675.9	$691.7
Aerospace & Defense	45.1	43.7	173.4	189.6
Total orders	$203.4	$231.1	$849.3	$881.3

BACKLOG (2)	December 31, 2014	December 31, 2013
Energy (3)	$252.1	$288.7
Aerospace & Defense (4)	108.8	173.9
Total backlog	$361.0	$462.6

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.
Note 3: Energy backlog was reduced during the fourth quarter of 2014 by $25.4 million related to a business divestiture and customer order cancellations initially recorded in prior years.
Note 4: Aerospace & Defense reduced backlog in the second quarter of 2014 by $28.6 million associated with the exit of certain landing gear product lines and in the fourth quarter of 2014 by $13.5 million associated with a business divestiture and change in policy.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES
Energy	$157,104	$173,557	$167,660	$162,649	$660,970	$162,587	$160,580	$157,658	$172,432	$653,257
Aerospace & Defense	48,294	50,087	47,071	51,386	196,838	48,599	47,304	46,160	46,126	188,189
Total	$205,398	$223,644	$214,731	$214,035	$857,808	$211,186	$207,884	$203,818	$218,558	$841,446
ADJUSTED OPERATING MARGIN
Energy	10.8%	13.3%	15.2%	17.1%	14.1%	13.8%	14.6%	16.9%	14.3%	14.9%
Aerospace & Defense	5.9%	11.4%	12.1%	8.4%	9.5%	9.1%	7.1%	5.0%	5.3%	6.6%
Segment operating margin	9.6%	12.9%	14.5%	15.0%	13.0%	12.7%	12.9%	14.2%	12.4%	13.0%
Corporate expenses	(2.6)%	(2.9)%	(3.4)%	(3.5)%	(3.1)%	(3.4)%	(2.2)%	(2.8)%	(2.7)%	(2.8)%
Adjusted operating margin	7.1%	10.0%	11.1%	11.6%	9.9%	9.4%	10.7%	11.4%	9.6%	10.2%
Restructuring inventory charges	0.1%	(0.1)%	—%	0.3%	0.1%	—%	2.5%	1.4%	—%	0.9%
Impairment charges	—%	—%	—%	3.2%	0.8%	—%	—%	—%	0.3%	0.1%
Special (recoveries)	—%	—%	(1.5)%	—%	(0.4)%	(1.1)%	—%	—%	—%	(0.3)%
Special charges	0.7%	1.0%	1.4%	2.4%	1.4%	0.5%	0.6%	0.2%	5.6%	1.8%
Total GAAP operating margin	6.3%	9.1%	11.1%	5.6%	8.1%	9.9%	7.6%	9.7%	3.7%	7.7%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$16,940	$23,114	$25,441	$27,809	$93,304	$22,462	$23,502	$26,577	$24,575	$97,117
Aerospace & Defense	2,864	5,724	5,705	4,342	18,635	4,426	3,362	2,295	2,425	12,508
Segment operating income	19,804	28,838	31,146	32,151	111,939	26,888	26,864	28,872	27,000	109,625
Corporate expenses	(5,277)	(6,570)	(7,400)	(7,400)	(26,646)	(7,137)	(4,634)	(5,678)	(5,965)	(23,415)
Adjusted operating income	14,528	22,268	23,746	24,751	85,293	19,750	22,231	23,194	21,035	86,210
Restructuring inventory charges	250	(242)	—	638	646	—	5,139	2,850	—	7,989
Impairment charges	—	—	—	6,872	6,872	—	—	—	726	726
Special (recoveries)	—	—	(3,151)	—	(3,151)	(2,243)	—	—	—	(2,243)
Special charges	1,378	2,254	2,961	5,160	11,752	1,086	1,257	478	12,159	14,980
Total GAAP operating income	12,900	20,256	23,936	12,081	69,174	20,907	15,834	19,866	8,150	64,757
INTEREST EXPENSE, NET	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(436)	(407)	(2,652)
OTHER (EXPENSE) INCOME, NET	(612)	(626)	(568)	(167)	(1,974)	468	384	(419)	722	1,156
PRETAX INCOME	11,501	18,792	22,623	11,122	64,038	20,457	15,328	19,012	8,465	63,261
(PROVISION) BENEFIT FOR INCOME TAXES	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(4,337)	690	(12,875)
EFFECTIVE TAX RATE	31.2%	32.6%	21.7%	20.7%	26.4%	28.5%	22.2%	22.8%	(8.2)%	20.4%
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$9,155	$50,386
Weighted Average Common Shares Outstanding (Diluted)	17,529	17,607	17,667	17,710	17,629	17,741	17,767	17,779	17,782	17,768
EARNINGS PER COMMON SHARE (Diluted)	$0.45	$0.72	$1.00	$0.50	$2.67	$0.82	$0.67	$0.83	$0.51	$2.84
ADJUSTED EBITDA	$18,682	$26,419	$27,850	$29,441	$102,392	$25,073	$27,536	$27,530	$26,789	$106,927
ADJUSTED EBITDA AS A % OF SALES	9.1%	11.8%	13.0%	13.8%	11.9%	11.9%	13.2%	13.5%	12.3%	12.7%
CAPITAL EXPENDITURES	$4,707	$4,100	$4,772	$3,749	$17,328	$2,670	$2,933	$3,297	$3,910	$12,810

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME	14%	75%	167%	167%	116%	98%	62%	96%	243%	115%
FREE CASH FLOW	$1,100	$9,525	$29,557	$14,696	$54,878	$14,387	$7,365	$14,015	$22,249	$58,016
ADD:
Capital Expenditures	4,707	4,100	4,772	3,749	17,328	2,670	2,933	3,297	3,910	12,810
NET CASH PROVIDED BY OPERATING ACTIVITIES	$5,807	$13,625	$34,329	$18,445	$72,206	$17,057	$10,298	$17,312	$26,159	$70,826
NET DEBT (CASH)	$8,814	$(1,376)	$(36,466)	$(52,637)	$(52,637)	$(66,056)	$(72,982)	$(80,829)	$(107,688)	$(107,688)
ADD:
Cash & Cash Equivalents	57,633	60,831	86,285	102,180	102,180	122,097	116,326	114,580	121,286	121,286
Investments	99	96	98	95	95	92	95	91	86	86
TOTAL DEBT	$66,546	$59,551	$49,917	$49,638	$49,638	$56,133	$43,439	$33,842	$13,684	$13,684
DEBT AS % OF EQUITY	16%	14%	11%	10%	10%	11%	9%	7%	3%	3%
TOTAL DEBT	66,546	59,551	49,917	49,638	49,638	56,133	43,439	33,842	13,684	13,684
TOTAL SHAREHOLDERS' EQUITY	418,819	432,151	459,058	476,887	476,887	492,601	507,363	508,035	494,093	494,093

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED OPERATING INCOME	$14,528	$22,268	$23,746	$24,751	$85,293	$19,750	$22,230	$23,194	$21,035	$86,210
LESS:
Inventory restructuring charges	250	(242)	—	638	646	—	5,139	2,850	—	7,989
Impairment charges	—	—	—	6,872	6,872	—	—	—	726	726
Special (recoveries)	—	—	(3,151)	—	(3,151)	(2,243)	—	—	—	(2,243)
Special charges	1,378	2,254	2,961	5,160	11,753	1,086	1,257	478	12,159	14,980
OPERATING INCOME	$12,900	$20,256	$23,936	$12,081	$69,173	$20,907	$15,834	$19,866	$8,150	$64,757
ADJUSTED NET INCOME	$9,043	$14,044	$16,439	$16,773	$56,299	$13,916	$16,090	$16,827	$19,188	$66,019
LESS:
Inventory restructuring charges, net of tax	174	(165)	—	396	405	—	3,316	1,857	—	5,173
Impairment charges, net of tax	—	—	—	4,261	4,261	—	—	—	726	726
Special (recoveries), net of tax	—	—	(3,151)	—	(3,151)	(1,391)	—	—	—	(1,391)
Special charges, net of tax	961	1,541	1,870	3,291	7,663	675	848	295	9,307	11,125
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$9,155	$50,386
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.52	$0.81	$0.93	$0.95	$3.21	$0.78	$0.91	$0.95	$1.08	$3.72
LESS:
Inventory restructuring charges, net of tax	0.01	(0.01)	—	0.02	0.02	—	0.19	0.10	—	0.29
Impairment charges, net of tax	—	—	—	0.24	0.24	—	—	—	0.04	0.04
Special (recoveries), net of tax	—	—	(0.18)	—	(0.18)	(0.08)	—	—	—	(0.08)
Special charges, net of tax	0.06	0.10	0.11	0.19	0.46	0.04	0.05	0.02	0.52	0.63
EARNINGS PER COMMON SHARE (Diluted)	$0.45	$0.72	$1.00	$0.50	$2.67	$0.82	$0.67	$0.83	$0.51	$2.84

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
EBITDA	$17,054	$24,407	$23,368	$11,914	$86,272	$26,230	$21,140	$24,202	$13,904	$85,475
LESS:
Interest expense, net	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(436)	(407)	(2,652)
Depreciation	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)
Amortization	(758)	(751)	(764)	(766)	(3,039)	(786)	(805)	(776)	(749)	(3,116)
(Provision) Benefit for income taxes	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(4,337)	690	(12,875)
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$9,155	$50,386
ADJUSTED EBITDA	$18,682	$26,419	$27,850	$29,441	$102,392	$25,073	$27,536	$27,530	$26,789	$106,927
Inventory restructuring charges	(250)	242	—	(638)	(646)	—	(5,139)	(2,850)	—	(7,989)
Impairment charges	—	—	—	(6,872)	(6,872)	—	—	—	(726)	(726)
Special (recoveries)	—	—	3,151	—	3,151	2,243	—	—	—	2,243
Special charges	(1,378)	(2,254)	(2,961)	(5,160)	(11,753)	(1,086)	(1,257)	(478)	(12,159)	(14,980)
Interest expense, net	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(436)	(407)	(2,652)
Depreciation	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)
Amortization	(758)	(751)	(764)	(766)	(3,039)	(786)	(805)	(776)	(749)	(3,116)
(Provision) Benefit for income taxes	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(4,337)	690	(12,875)
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$9,155	$50,386